UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934






        Date of Report (Date of earliest event reported) 1 November 2002
                                                         ---------------

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


                        Air Products and Chemicals, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                  Delaware                                1-4534                            23-1274455
 ----------------------------------------------     -------------------------      ---------------------------
 (State of other jurisdiction of incorporation)     (Commission file number)       (IRS Identification number)


   7201 Hamilton Boulevard, Allentown, Pennsylvania            18195-1501
   ------------------------------------------------            ----------
       (Address of principal executive offices)                (Zip Code)

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Registrant's telephone number, including area code  (610) 481-4911
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Item 9.  Regulation FD Disclosure
---------------------------------

On 1 November 2002 the Company issued a press release announcing that the Company will host an Investor Conference for analysts and investors. A live internet broadcast will be available to other interested parties at the Company's website at www.airproducts.com/fin. The press release is furnished as
                     -----------------------
Exhibit 99.1 and is incorporated herein by reference.

The information of this Item 9 to this Current Report on Form 8-K and
Exhibit 99.1 to this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that Section.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      Air Products and Chemicals, Inc.
                                      --------------------------------
                                      (Registrant)



Dated:  1 November 2002          By:         /s/ John R. Owings
                                      -----------------------------------------
                                               John R. Owings
                                     Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit Number                       Description

99.1                                 Press Release, dated 1 November 2002